SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2008

BOO KOO HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50057	65-1082135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4951 Airport Parkway, #660, Addison, Texas 75001
(Address of Principal Executive Offices)(Zip Code)

(972) 818-3862
Registrant’s Telephone Number

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Boo Koo Holdings, Inc. (the "Company") entered into a series of 15% subordinated promissory notes (individually a "Note" and collectively the "Notes") in the aggregate principal amount of $1,000,000 (the "Financing") with accredited investors (the "Lenders"). Gilbert Cassagne, a member of the Company's board of directors, is one of the Lenders. The Company and Mr. Cassagne entered into a Note in the principal amount of $150,000. The Notes shall be due and payable on December 31, 2008 and may be pre-paid without penalty. The Notes will accrue simple interest at the rate of 15% per annum; such interest shall be due and payable on any date on which the principal is due. The Company intends to use the proceeds of the Financing for working capital purposes.

In connection with the Financing, the Company issued warrants to purchase an aggregate of 1,500,000 shares of its common stock par value $0.0001 (the "Warrant Shares") at an exercise price of $0.01 per share (the "Warrants" and together with the Notes, the "Securities") to the Lenders, including a Warrant to purchase 225,000 Warrant Shares which was issued to Mr. Cassagne. The Warrants are exercisable immediately and have a five-year term.

All of the Lenders represented that they were “accredited investors,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and the sale of the Securities was made in reliance on exemptions provided by Regulation D and Section 4(2) of the Securities Act.

The Company did not use any form of advertising or general solicitation in connection with the sale of the Securities. The Securities will be non-transferable in the absence of an effective registration statement under the Securities Act, or an available exemption therefrom, and all certificates will be imprinted with a restrictive legend to that effect.

The description of the Financing described in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the form of 15% Subordinated Promissory Note filed as Exhibit 10.1, and the form of Warrant to Purchase Common Stock filed as Exhibit 10.2 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 3.02. Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.03. Amendments to By-laws.

Effective July 1, 2008, the Company's Board of Directors amended the Company's by-laws to expressly authorize the Board of Directors to set the size of the Board and to appoint directors to fill any vacancies, howsoever created, on the Board of Directors in accordance with the provisions of the Corporation’s Certificate of Incorporation and Delaware corporate law and to modify the powers and duties of officers.

The foregoing description of the Amended and Restated By-laws is intended to be a summary and is qualified in its entirety by reference to such document, which is attached as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On July 3, 2008, the Company issued a press release regarding the issuance of the Securities. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Boo Koo Holdings, Inc.
10.1	Form of 15% Subordinated Promissory Note
10.2	Form of Warrant to Purchase Common Stock
99.1	Press Release of Boo Koo Holdings, Inc. dated July 3, 2008. The press release shall be deemed furnished herewith, and not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOO KOO HOLDINGS, INC.

	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini
Title: Chief Financial and Operating Officer

Date: July 3, 2008